Merrill Lynch Fundamental Growth Fund, Inc.


                     Supplement dated February 15, 2002 to
        the Statement of Additional Information dated December 21, 2001

     The Statement of Additional Information is revised by adding the following section entitled "Legal Proceedings":


     In December 2001 the Fund acquired the assets and liabilities of Merrill Lynch Growth Fund ("Growth Fund"). In November 2000, a putative class action lawsuit was filed in Federal Court in the Middle District of Florida on behalf of Florida investors against Growth Fund, MLIM, certain present and former individual board members of Growth Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") seeking damages. The plaintiffs, trustees of and participants in two 401(k) profit sharing plans, purport to assert claims against the defendants on their own behalf and on behalf of the plans, the plans' participants and all similarly situated shareholders who purchased Growth Fund shares in Florida. The alleged class consists of "all persons and entities who purchased or sold the Growth Fund in Florida through Merrill Lynch, or any related entity ...at any time from November 1, 1997, up through and including April 30, 1999." The lawsuit alleges violations of the Florida Securities and Investor Protection Act and the Florida Deceptive and Unfair Trade Practices Act. Plaintiffs allege that the defendants induced Florida investors to purchase shares of Growth Fund through untrue statements and omissions of material fact regarding the "true nature of the Fund and its holdings." A second, nearly identical action was filed in Florida state court by one of the named plaintiffs in the federal action. Defendants removed this lawsuit to federal court pursuant to the Securities Litigation Uniform Standards Act ("SLUSA"). The federal district court denied plaintiffs' motion to remand, consolidated the two actions and, on September 27, 2001, granted defendants' motion to dismiss the consolidated action on the ground that plaintiffs' claims were preempted by SLUSA. The plaintiffs have appealed the district court's decisions. The defendants believe that the lawsuits are without merit and intend to continue to defend vigorously against the claims. MLIM has agreed to indemnify Growth Fund and the Fund for any liabilities or expenses they may incur in connection with this litigation.









Code 16464SAI-12-01